Exhibit 10(i)

CONFORMED COPY

FIRST AMENDMENT dated as of November 5, 2002 (this “Amendment”), to the FIVE-YEAR CREDIT AGREEMENT dated as of November 6, 2001 (the “Existing Credit Agreement”, and, as amended hereby, the “ Credit Agreement”), among AMERICAN STANDARD COMPANIES INC., a Delaware corporation (“Holdings”); AMERICAN STANDARD INC., a Delaware corporation (the “Company ”); AMERICAN STANDARD INTERNATIONAL INC., a Delaware corporation (“ASII”); the BORROWING SUBSIDIARIES from time to time party thereto (the “Borrowing Subsidiaries”, and, together with the Company and ASII, the “Borrowers”); the LENDERS from time to time party thereto; JPMORGAN CHASE BANK, as Administrative Agent (in such capacity, the “Administrative Agent”), as Issuing Bank and as Swingline Lender; and J.P. MORGAN EUROPE LIMITED, as London Agent and as Belgian Agent.

The Company has requested that certain provisions of the Existing Credit Agreement be amended as set forth herein to provide for the termination of the Italian Tranche and the addition of a Belgian Tranche and to convert in whole or in part the Italian Tranche Commitments and US Tranche Commitments of certain Lenders into US Tranche Commitments and Belgian Tranche Commitments, as applicable, and the undersigned Lenders, representing the Required Lenders, the Italian Tranche Lenders and the Lenders who are converting Commitments, in whole or in part, are willing so to amend the Credit Agreement on the terms and subject to the conditions set forth herein. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments. (a) Section 1.01 is hereby amended as follows:

(i) Chase. The definition of the term “Chase” is hereby amended to read as follows:

““JPMCB” means JPMorgan Chase Bank and its successors.”

and as so amended is moved to its proper alphabetical position. Each reference in the Credit Agreement to “The Chase Manhattan Bank” or “Chase” is amended to refer to “ JPMorgan Chase Bank” or “JPMCB”.

(ii) CMIL. The definition of the term “CMIL” is hereby amended to read as follows:

““JPMEL” means J.P. Morgan Europe Limited and its successors.”

and as so amended is moved to its proper alphabetical position. Each reference in the Credit Agreement to “Chase Manhattan International Limited” or to “CMIL” is amended to refer to “J.P. Morgan Europe Limited” or to “JPMEL”.

(iii) Belgian Agent. The definition of the term “Italian Agent” is hereby amended to read as follows:

“Belgian Agent” means JPMEL, in its capacity as Belgian agent for the Lenders hereunder, or any successor thereto appointed in accordance with Article VII.”

and as so amended is moved to its proper alphabetical position. Each reference in the Credit Agreement to the “Italian Agent” is amended to refer to the “Belgian Agent”.

(iv) Belgian Borrowing Subsidiary. The definition of the term “Italian Borrowing Subsidiary” is hereby amended to read as follows:

““Belgian Borrowing Subsidiary” means any Subsidiary that is incorporated or otherwise organized under the laws of Belgium or any political subdivision thereof that has been designated as such pursuant to Section 2.20 and that has not ceased to be a Belgian Borrowing Subsidiary as provided in such Section.”

and as so amended is moved to its proper alphabetical position. Each reference in the Credit Agreement to an “Italian Borrowing Subsidiary” or to “Italian Borrowing Subsidiaries” is amended to refer to a “Belgian Borrowing Subsidiary” or to “Belgian Borrowing Subsidiaries”.

(v) Belgian Lending Office. The definition of the term “Italian Lending Office” is hereby amended to read as follows:

““Belgian Lending Office” means, as to any Belgian Tranche Lender, the applicable branch, office or Affiliate of such Belgian Tranche Lender designated by such Belgian Tranche Lender to make Loans in Euro to the Belgian Borrowing Subsidiaries.”

and as so amended is moved to its proper alphabetical position. Each reference in the Credit Agreement an “Italian Lending Office” is amended to refer to a “Belgian Lending Office”.

(vi) Belgian Tranche Commitment. The definition of the term “Italian Tranche Commitment” is hereby amended to read as follows:

““Belgian Tranche Commitment” means, with respect to each Belgian Tranche Lender, the commitment of such Belgian Tranche Lender to make Belgian Tranche Revolving Loans pursuant to Section 2.01(b), expressed as an amount representing the maximum aggregate permitted amount of such Lender’s Belgian Tranche Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Belgian Tranche Lender’s Belgian Tranche Commitment is set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Belgian Tranche Lender shall have assumed its Belgian Tranche Commitment, as applicable. The aggregate amount of the Belgian Tranche Commitments on the date hereof is US$145,000,000.”

and as so amended is moved to its proper alphabetical position. Each reference in the Credit Agreement to an “Italian Tranche Commitment” is amended to refer to a “Belgian Tranche Commitment”. The Italian Tranche Commitment is hereby terminated.

(vii) Belgian Tranche Lender. The definition of the term “Italian Tranche Lender” is hereby amended to read as follows:

““Belgian Tranche Lender” means a Lender with a Belgian Tranche Commitment or with outstanding Belgian Tranche Revolving Loans.”

and as so amended is moved to its proper alphabetical position. Each reference in the Credit Agreement to an “Italian Tranche Lender” is amended to refer to a “Belgian Tranche Lender”.

(viii) Belgian Tranche Percentage. The definition of the term “Italian Tranche Percentage” is hereby amended to read as follows:

““Belgian Tranche Percentage” means, with respect to any Belgian Tranche Lender, the percentage of the aggregate Belgian Tranche Commitments represented by such Lender’s Belgian Tranche Commitment. If the Belgian Tranche Commitments have terminated or expired, the Belgian Tranche Percentages shall be determined based upon the Belgian Tranche Commitments most recently in effect, giving effect to any assignments.”

and as so amended is moved to its proper alphabetical position. Each reference in the Credit Agreement to an “Italian Tranche Percentage” is amended to refer to a “Belgian Tranche Percentage”.

(ix) Belgian Tranche Revolving Borrowing. The definition of the term “Italian Tranche Revolving Borrowing” is hereby amended to read as follows:

““Belgian Tranche Revolving Borrowing ” means a Borrowing comprised of Belgian Tranche Revolving Loans.”

and as so amended is moved to its proper alphabetical position. Each reference in the Credit Agreement to an “Italian Tranche Revolving Borrowing” is amended to refer to a “Belgian Tranche Revolving Borrowing”.

(x) Belgian Tranche Revolving Credit Exposure. The definition of the term “Italian Tranche Revolving Credit Exposure” is hereby amended to read as follows:

““Belgian Tranche Revolving Credit Exposure ” means, at any time, the sum of (a) the aggregate principal amount of the Belgian Tranche Revolving Loans denominated in US Dollars at such time and (b) the aggregate principal amount of the US Dollar Equivalents of the Belgian Tranche Revolving Loans denominated in Designated Foreign Currencies outstanding at such time. The Belgian Tranche Revolving Credit Exposure of any Lender at any time shall be such Lender’s Belgian Tranche Percentage of the total Belgian Tranche Revolving Credit Exposure at such time.”

and as so amended is moved to its proper alphabetical position. Each reference in the Credit Agreement to “Italian Tranche Revolving Credit Exposure” is amended to refer to “Belgian Tranche Revolving Credit Exposure”.

(xi) Belgian Tranche Revolving Loan. The definition of the term “Italian Tranche Revolving Loan” is hereby amended to read as follows:

““Belgian Tranche Revolving Loan” means a Loan made by a Belgian Tranche Lender pursuant to Section 2.01(b). Each Belgian Tranche Revolving Loan denominated in US Dollars shall be a Eurocurrency Loan or an ABR Loan.”

and as so amended is moved to its proper alphabetical position. Each reference in the Credit Agreement to an “Italian Tranche Revolving Loan” is amended to refer to a “Belgian Tranche Revolving Loan”.

(xii) Excluded Taxes. The definition of “Excluded Taxes” is hereby amended by deleting each occurrence of the word “Italy” and substituting therefor “Belgium” and by deleting the phrase “an Italian Lender” in (d) thereof and substituting therefor “a Belgian Tranche Lender”.

(xiii) Local Time. The definition of “Local Time” is hereby amended by deleting the word “Milan” and substituting therefor “Brussels”.

(xiv) 364-Day Credit Agreement. The definition of the term “364-Day Credit Agreement” is hereby amended by deleting the phrase “the date hereof” and substituting therefor “November 6, 2001, as amended and restated”.

(b) Section 2.07(a) is amended by deleting the word “Milan” in the second sentence thereof and substituting therefor “Brussels”.

(c) Section 2.17(e) is amended by deleting the word “Italy” and substituting therefor “Belgium”.

(d) Section 2.20 is amended by deleting the word “Italy” and substituting therefor “Belgium”.

(e) Schedule 2.01 to the Credit Agreement is replaced with Schedule 2.01 hereto.

SECTION 2. Representations and Warranties. Holdings represents and warrants to the Lenders as to itself and each Subsidiary, and the Company, ASII and each other Borrowing Subsidiary represents and warrants to the Lenders as to itself and its subsidiaries, as of the date hereof and as of the Effective Date that:

(a) Before and after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement are true and correct in all material respects with the same effect as if made on the Effective Date, except to the extent such representations and warrants expressly relate to an earlier date.

(b) At the time of and after giving effect this Amendment, no Default has occurred and is continuing.

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above (the “Effective Date”) at such time as each of the following conditions is satisfied (or waived in accordance with Section 10.02 of the Credit Agreement):

(a) The Administrative Agent (or its counsel) shall have received from Holdings, the Company, ASII, the Belgian Agent, the Required Lenders, each Italian Tranche Lender and each Lender whose Italian Tranche Commitment or US Tranche Commitment is, by the amendment of Schedule 2.01 provided for above, being converted in whole or in part to a US Tranche Commitment or Belgian Tranche Commitment, as applicable, either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b) The Guarantee Requirement shall be satisfied.

(c) The Administrative Agent (or its counsel) shall have received such documents and certificates, including such opinions of counsel, as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing (to the extent such concept is relevant in its jurisdiction of organization) of ASE Finance S.P.R.L., the authorization of the Transactions and any other legal matters relating to ASE Finance S.P.R.L., this Amendment, the Credit Agreement or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

(d) Any Italian Tranche Revolving Loans outstanding under the Existing Credit Agreement shall have been repaid, together with all interest, fees and other amounts accrued thereunder, and the Italian Tranche Commitment has been terminated.

(e) The Administrative Agent (or its counsel) shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of Holdings, the Company and ASII, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement and paragraph (b) of this Section 3.

(f) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date required to be paid by Holdings or any Borrower or Subsidiary under the Existing Credit Agreement.

The Administrative Agent shall notify the Credit Parties and the Lenders in writing of the Effective Date, and such notice shall be conclusive and binding.

SECTION 4. Loans Outstanding Under the Existing Credit Agreement; Condition to Borrowing.

(a) Holdings, the Company and ASII agree that each US Tranche Revolving Loan outstanding under the Existing Credit Agreement, together with all interest, fees and other amounts accrued thereunder, shall be repaid at the end of its current Interest Period as set forth on Schedule 4 and, if the Company shall so elect, reborrowed from the US Tranche Lenders ratably in accordance with their US Tranche Commitments, as amended hereby.

(b) The parties hereto acknowledge that the US Tranche Commitments and the Belgian Tranche Commitments are as provided in Schedule 2.01 (as amended by Section 1(e) of this Amendment) as of the Effective Date. Holdings and the Borrowers agree that no Lender will be required to make any Loan while any US Tranche Revolving Loans are outstanding under paragraph (a) above if after giving effect to such Loan any Lender’s Revolving Credit Exposure (including any US Tranche Revolving Loans outstanding under paragraph (a) above) would exceed the sum of that Lender’s US Tranche Commitment and Belgian Tranche Commitment, as reflected on Schedule 2.01 (as amended by Section 1(e) of this Amendment).

SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of Holdings, the Lenders, the Administrative Agent or the Borrowers under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a “Credit Document” under the Credit Agreement.

SECTION 6. Expenses. The Borrower hereby agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

AMERICAN STANDARD COMPANIES INC.

by
/s/ R. Scott Massengill

Name: R. Scott Massengill
Title: Vice President & Treasurer

AMERICAN STANDARD INC.

by
/s/ R. Scott Massengill

Name: R. Scott Massengill
Title: Vice President & Treasurer

AMERICAN STANDARD INTERNATIONAL INC.

by
/s/ R. Scott Massengill

Name: R. Scott Massengill
Title: Vice President & Treasurer

JPMORGAN CHASE BANK

by
/s/ Randolph Cates

Name: Randolph Cates
Title: Vice President

J.P. MORGAN EUROPE LIMITED, as Belgian Agent

by
/s/ N. Hall /s/ C. Walsh

Name: N. Hall C. Walsh
Title: Associate Associate

CITIBANK, N.A.

by
/s/ John S. Hutchins

Name: John S. Hutchins
Title: Managing Director

ABN AMRO BANK N.V.

by
/s/ Richard Schrage, James S. Kreitler

Name: Richard Schrage James S. Kreitler
Title: Vice President Senior Vice President

BAYERISCHE HYPO-UND VEREINSBANK
AG, New York Branch

by
/s/ Steven Atwell, Lara Lorenzana

Name: Steven Atwell Lara Lorenzana
Title: Director Associate Director

BANCA NATIONALE DEL LAVORO S.P.A.,
New York Branch

by
/s/ Francesco Di Mario, Leonardo Valentini

Name: Francesco Di Mario
Title: Vice President
Name: Leonardo Valentini
Title: First Vice President

INTESABCI, New York Branch

by
/s/ Charles Dougherty, Frank Maffei

Name: Charles Dougherty Frank Maffei
Title: Vice President Vice President

LENDER SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF NOVEMBER 5, 2002 TO THE AMERICAN STANDARD INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF NOVEMBER 6, 2001

Signature of Lender to First Amendment

Name of Institution:	Allied Irish Banks, PLC

by
/s/ Germaine Reusch

Name: Germaine Reusch
Title: Senior Vice President

by
/s/ Denise Magyer

Name: Denise Magyer
Title: Senior Vice President

LENDER SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF NOVEMBER 5, 2002 TO THE AMERICAN STANDARD INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF NOVEMBER 6, 2001

Signature of Lender to First Amendment

Name of Institution:	ABN Amro Bank N.V.

by
/s/ Richard Schrage, James S. Kreitler

Name: Richard Schrage James S. Kreitler
Title: Vice President Senior Vice President

LENDER SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF NOVEMBER 5, 2002 TO THE AMERICAN STANDARD INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF NOVEMBER 6, 2001

Signature of Lender to First Amendment

Name of Institution:	Banca Nazionale Del Lavoro S.p.A.

New York Branch

by
/s/ Francesco Di Mario, Leonardo Valentini

Name: Francesco Di Mario Leonardo Valentini
Title: Vice President First Vice President

LENDER SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF NOVEMBER 5, 2002 TO THE AMERICAN STANDARD INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF NOVEMBER 6, 2001

Signature of Lender to First Amendment

Name of Institution:	Bank of America, N.A.

by
/s/ J. Pocalyko

Name: J. Pocalyko
Title: Managing Director

LENDER SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF NOVEMBER 5, 2002 TO THE AMERICAN STANDARD INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF NOVEMBER 6, 2001

Signature of Lender to First Amendment

Name of Institution:	The Bank of New York

by
/s/ Ernest Fung

Name: Ernest Fung
Title: Vice President

LENDER SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF NOVEMBER 5, 2002 TO THE AMERICAN STANDARD INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF NOVEMBER 6, 2001

Signature of Lender to First Amendment

Name of Institution:	The Bank of Nova Scotia

by
/s/ Todd S. Meller

Name: Todd S. Meller
Title: Managing Director

LENDER SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF NOVEMBER 5, 2002 TO THE AMERICAN STANDARD INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF NOVEMBER 6, 2001

Signature of Lender to First Amendment

Name of Institution:	Bank of Tokyo-Mitsubishi Trust Company

by
/s/ Spencer Hughes

Name: Spencer Hughes
Title: Vice President

LENDER SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF NOVEMBER 5, 2002 TO THE AMERICAN STANDARD INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF NOVEMBER 6, 2001

Signature of Lender to First Amendment

Name of Institution:	Barclays Bank PLC

by
/s/ Douglas Bernegger

Name: Douglas Bernegger
Title: Director

LENDER SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF NOVEMBER 5, 2002 TO THE AMERICAN STANDARD INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF NOVEMBER 6, 2001

Signature of Lender to First Amendment

Name of Institution:	Credit Agricole Indosuez

by
/s/ Richard A. Drennan

Name: Richard A. Drennan
Title: Vice President & Sr. Relationship Manager

by
/s/ Charles Hiatt

Name: Charles Hiatt
Title: Manager

LENDER SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF NOVEMBER 5, 2002 TO THE AMERICAN STANDARD INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF NOVEMBER 6, 2001

Signature of Lender to First Amendment

Name of Institution:	Credit Industriel Et Commercial

by
/s/ Sean Mounier, Marcus Edward

Name: Sean Mounier Marcus Edward
Title: First Vice President Vice President

LENDER SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF NOVEMBER 5, 2002 TO THE AMERICAN STANDARD INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF NOVEMBER 6, 2001

Signature of Lender to First Amendment

Name of Institution:	Credit Lyonnais New York Branch

by
/s/ Attila Koc

Name: Attila Koc
Title: Senior Vice President

LENDER SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF NOVEMBER 5, 2002 TO THE AMERICAN STANDARD INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF NOVEMBER 6, 2001

Signature of Lender to First Amendment

Name of Institution:	Fleet National Bank

by
/s/ Irene Bertozzi-Bartenstein

Name: Irene Bertozzi-Bartenstein
Title: Vice President

LENDER SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF NOVEMBER 5, 2002 TO THE AMERICAN STANDARD INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF NOVEMBER 6, 2001

Signature of Lender to First Amendment

Name of Institution:	HSBC Bank USA

by
/s/ Sarah McClintock

Name: Sarah McClintock
Title: First Vice President

LENDER SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF NOVEMBER 5, 2002 TO THE AMERICAN STANDARD INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF NOVEMBER 6, 2001

Signature of Lender to First Amendment

Name of Institution:	The Industrial Bank of Japan Trust Company

by
/s/ Koichi Hasegawa

Name: Koichi Hasegawa
Title: Senior Vice President

LENDER SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF NOVEMBER 5, 2002 TO THE AMERICAN STANDARD INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF NOVEMBER 6, 2001

Signature of Lender to First Amendment

Name of Institution:	Lloyds TSB Bank PLC

by
/s/ Catherine Rankin, Paul Briamonte

Name: Catherine Rankin Paul D. Briamonte
Title: Vice President Director-Project Finance (USA)

LENDER SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF NOVEMBER 5, 2002 TO THEAMERICAN STANDARD INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF NOVEMBER 6, 2001

Signature of Lender to First Amendment

Name of Institution:	Natexis Banques Populaires

by
/s/ Pieter J. van Tulder

Name: Pieter J. van Tulder
Title: Vice President and Manager

by
/s/ Christine Dirringer

Name: Christine Dirringer
Title: Vice President

LENDER SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF NOVEMBER 5, 2002 TO THE AMERICAN STANDARD INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF NOVEMBER 6, 2001

Signature of Lender to First Amendment

Name of Institution:	PB Capital Corporation

by
/s/ Jeffrey Frost, Nina Zhou

Name: Jeffrey Frost Nina Zhou
Title: Managing Director Assistant Vice President

LENDER SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF NOVEMBER 5, 2002 TO THE AMERICAN STANDARD INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF NOVEMBER 6, 2001

Signature of Lender to First Amendment

Name of Institution:	Societe Generale

by
/s/ Ambrish D. Thanawala

Name: Ambrish D. Thanawala
Title: Director Corporate Banking

LENDER SIGNATURE PAGE TO THE FIRST AMENDMENT DATED AS OF NOVEMBER 5, 2002 TO THE AMERICAN STANDARD INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF NOVEMBER 6, 2001

Signature of Lender to First Amendment

Name of Institution:	Union Bank of California, N.A.

by
/s/ J. Scott Jessup

Name: J. Scott Jessup
Title: Vice President